Exhibit 10.2

EXECUTION COPY

LETTER AMENDMENT NO. 8
AND LIMITED CONSENT TO
MASTER SHELF AGREEMENT

 March 25, 2011

Prudential Investment Management, Inc.
The Prudential Insurance Company of America
Prudential Annuities Life Assurance Corporation
(f/k/a American Skandia Life Assurance Corporation)
Prudential Retirement Insurance and Annuity Company
Time Insurance Company (f/k/a Fortis Insurance Company)
American Memorial Life Insurance Company
Physicians Mutual Insurance Company

c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201

Ladies and Gentlemen:

We refer to the Master Shelf Agreement dated as of July 31, 2003 and amended by Letter Amendment No. 1 to Master Shelf Agreement dated May 15, 2004, Letter Amendment No. 2 to Master Shelf Agreement dated September 28, 2005, Letter Amendment No. 3 to Master Shelf Agreement dated June 16, 2006, Letter Amendment No. 4 to Master Shelf Agreement dated November 20, 2006, Letter Amendment No. 5 to Master Shelf Agreement dated as of October 15, 2007, Letter Amendment No. 6 to Master Shelf Agreement dated as of March 31, 2009, and Letter Amendment No. 7 to Master Shelf Agreement dated as of October 1, 2009 (as so amended, the "Agreement") among Layne Christensen Company (the "Company"), Prudential Investment Management, Inc., The Prudential Insurance Company of America, Pruco Life Insurance Company, Security Life of Denver Insurance Company, Prudential Annuities Life Assurance Corporation (f/k/a American Skandia Life Assurance Corporation), Prudential Retirement Insurance and Annuity Company, Time Insurance Company (f/k/a Fortis Insurance Company), American Memorial Life Insurance Company and Physicians Mutual Insurance Company, pursuant to which (a) the Company has issued and the Purchasers purchased  Series A Notes of the Company in the aggregate principal amount of $40,000,000 and  Series B Notes of the Company in the aggregate principal amount of $20,000,000, and (b) none of such Series A Notes, and $6,666,666.66 of such Series B Notes, remain outstanding.  Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

The Company desires to amend the Agreement (this "Amendment") (i) to provide that the requirements of paragraph 5K(i) thereof shall apply only to domestic Subsidiaries of the Company, (ii) to change the definition of “Bank Agreement” so that such term refers to a new credit agreement into which the Company plans to enter substantially contemporaneously with this Amendment, and (iii) to change the definition of “Sharing Agreement” so that such term refers to a new Sharing Agreement that will replace the Sharing Agreement currently in effect, and Prudential and the Purchasers are willing to agree to such amendments, upon and subject to the terms and conditions set forth herein.

The Company has requested Prudential and the holders of the Notes (i) to release the Subsidiaries that are not formed under the laws of one of the states of the United States of America or the District of Columbia from their obligations under the Subsidiary Guaranty Agreement, (ii) to agree that the Company’s new bank credit agreement does not implicate the provisions of paragraph 6F of the Agreement or violate the terms of paragraph 6H of the Agreement, and (iii) to enter into a new Sharing Agreement in the form attached to this Amendment as Exhibit A, and the Purchasers are willing to do each of the foregoing.

Therefore, for good and valuable consideration, it is hereby agreed by you and us as follows:

1.           Amendments to the Agreement.  Subject to the satisfaction of the conditions set forth in paragraph 4 hereof, Prudential, the undersigned holders of the Notes and the Company hereby agree that, effective as of the date first above written, the Agreement is hereby amended as follows:

(a) Paragraph 5K (Covenant Regarding Subsidiary Guaranty).  Paragraph 5K of the Agreement is amended by inserting the following at the end of clause (i) thereof:

"; provided, that the foregoing requirements shall apply only to Subsidiaries formed under the laws of one of the states of the United States of America or the District of Columbia and such other Subsidiaries, if any, that directly or indirectly are or become liable for all or any part of the Indebtedness under, or in respect of, the Bank Agreement (or any refinancing thereof).”

(b) Paragraph 10B (Other Terms).  Paragraph 10B of the Agreement is amended (i) by deleting the definitions of "Bank Agreement” and “Sharing Agreement" therein and replacing them with the new definitions thereof as set forth below, and (ii) by adding the term “Letter Amendment No. 8” set forth below and inserting it in the proper alphabetical order within paragraph 10B:

"Bank Agreement" shall mean shall mean the Credit Agreement, dated as of March 25, 2011, among the Company, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent. as amended from time to time, and any replacement agreement that serves as the Company’s principal credit facility.

2

“Letter Amendment No. 8” shall mean Letter Amendment No. 8 and Limited Consent to Master Shelf Agreement, dated as of March 25, 2011, between the Company, Prudential and the holders of the Notes parties thereto.

"Sharing Agreement" shall mean the Sharing Agreement in the form of Exhibit A attached to Letter Amendment No. 8, as amended from time to time.

2.           Consents. Subject to the satisfaction of the conditions set forth in Section 4, Prudential and the undersigned holders of the Notes (who constitute the Required Holders) hereby (a) consent to, and do hereby, release the following Subsidiaries (namely, Layne Drilling Pty Ltd., Layne Christensen Australia Pty Ltd., Stanley Mining Services Pty Ltd., SMS Holdings Pty Ltd., West African Holdings Pty Ltd., West African Drilling Services Pty Ltd., West African Drilling Services (No. 2) Pty Ltd. and Stanley Mining Services (Botswana) Pty Ltd.) from their obligations under the Subsidiary Guaranty Agreement, (b) agree that the Bank Agreement (as such term is defined in Section 1(b) of this Amendment) in the form delivered to Prudential and the holders of the Notes in connection with this Amendment does not implicate the provisions of paragraph 6F of the Agreement or violate the terms of paragraph 6H of the Agreement, and (c) agree to enter into the Sharing Agreement in the form attached to this Amendment as Exhibit A.

3.           Representations and Warranties.  In order to induce Prudential and the Purchasers to enter into this Amendment, the Company hereby represents and warrants as follows:

(a) No Defaults.  No Default or Event of Default exists under the Agreement, the Notes, the Subsidiary Guaranty Agreement or any other agreement or instrument executed in connection therewith, and no default or event of default exists under the Bank Agreement (as such term is defined in Section 1(b) of this Amendment), any agreement or instrument executed in connection therewith or any other material contract or agreement to which the Company or any of the Subsidiary Guarantors is a party, and, to the Company's knowledge, no such default or event of default is imminent.

(b) Bank Agreement Subsidiary Guarantors.  None of the Subsidiaries mentioned in Section 2(a) of this Amendment, nor any other Subsidiary that is not formed under the laws of one of the states of the United States of America or the District of Columbia, will be a guarantor of any or all of the obligations of the Company under the Bank Agreement (as such term is defined in Section 1(b) of this Amendment).

4.           Effectiveness. This Amendment shall be effective on and as of the date first written above, subject to the satisfaction of the condition precedent that Prudential and the Purchasers shall each have received each of the following, in form, scope and substance satisfactory to each of them:

(a) duly executed counterparts of this Amendment from all parties hereto;

3

(b) satisfactory written evidence of the consent to the execution and delivery of this Amendment by the Subsidiary Guarantors listed on the signature pages hereof;

(c) satisfactory written evidence of the execution and delivery of the Bank Agreement (as such term is defined in Section 1(b) of this Amendment) by all parties thereto and of the Sharing Agreement (as such term is defined in Section 1(b) of this Amendment) by all parties thereto other than Prudential and the holders of the Notes; and

(d) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the amendments to the Agreement herein contained.

5.           Miscellaneous.

(a) Effect on Agreement.  On and after the effective date of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Agreement, and each reference in the Notes to "the Agreement", "thereunder", "thereof", or words of like import referring to the Agreement, shall mean the Agreement as amended by this Amendment.  The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement.

(b) Counterparts.  This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

(c) Expenses.  The Company confirms its agreement, pursuant to paragraph 11B of the Agreement, to pay promptly all out-of-pocket expenses of Prudential and the holders of the Notes related to the preparation, negotiation, reproduction, execution and delivery of this Amendment and all matters contemplated hereby and thereby, including without limitation all fees and out-of-pocket expenses of special counsel.

(d) Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

[Remainder of this page blank; signature pages follow.]

4

If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least a counterpart of this Amendment to Layne Christensen Company, 1900 Shawnee Mission Parkway, Mission Woods, Kansas 66205, Attention: Senior Vice President—Finance and Treasurer.

Very truly yours,

LAYNE CHRISTENSEN COMPANY

By:	/s/ Jerry W. Fanska
Name: Jerry W. Fanska
Title: Senior Vice President—Finance

Agreed as of the date first above written:

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:  /s/  B. Lemons
Name:  Brian E. Lemons
Title:   Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:  /s/  B. Lemons
Name:  Brian E. Lemons
Title:   Vice President

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
(F/K/A AMERICAN SKANDIA LIFE ASSURANCE CORPORATION)

By:	Prudential Investment Management, Inc.,
as investment manager

	By:	/s/ B. Lemons
Name: Brian E. Lemons
Title: Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

	By:	/s/ B. Lemons
Name: Brian E. Lemons
Title: Vice President

Signature Page to Letter Amendment No. 8 and Limited Consent to Master Shelf Agreement

TIME INSURANCE COMPANY
(F/K/A FORTIS INSURANCE COMPANY)

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ B. Lemons
Name: Brian E. Lemons
Title: Vice President

AMERICAN MEMORIAL LIFE INSURANCE
  COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ B. Lemons
Name: Brian E. Lemons
Title: Vice President

PHYSICIANS MUTUAL INSURANCE
  COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ B. Lemons
Name: Brian E. Lemons
Title: Vice President

Signature Page to Letter Amendment No. 8 and Limited Consent to Master Shelf Agreement

CONSENT

The undersigned, as Guarantors under the Subsidiary Guaranty Agreement dated as of July 31, 2003 (the "Guaranty") in favor of the holders from time to time of the Notes issued pursuant to the Agreement referred to in the foregoing Amendment, hereby consent to said Amendment and hereby confirm and agree that the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of, said Amendment, all references in the Guaranty to the Agreement, "thereunder", "thereof", or words of like import referring to the Agreement shall mean the Agreement as amended by said Amendment.

BOYLES BROS. DRILLING COMPANY
CHRISTENSEN BOYLES CORPORATION
INTERNATIONAL DIRECTIONAL SERVICES, L.L.C.
LAYNE TEXAS, INCORPORATED
MID-CONTINENT DRILLING COMPANY
SHAWNEE OIL & GAS, L.L.C.
STAMM-SCHEELE INCORPORATED
VIBRATION TECHNOLOGY, INC.
LAYNE ENERGY, INC.
LAYNE ENERGY CHERRYVALE, LLC
LAYNE ENERGY CHERRYVALE PIPELINE, LLC
LAYNE ENERGY DAWSON, LLC
LAYNE ENERGY DAWSON PIPELINE, LLC
WINDSOR RESOURCES, LLC (f/k/a Layne Energy Illinois, LLC)
WINDSOR RESOURCES PIPELINE, LLC (f/k/a Layne Energy Illinois Pipeline, LLC)
LAYNE ENERGY HOLDING, LLC (f/k/a Layne Energy Marketing, LLC)
LAYNE ENERGY OPERATING, LLC
LAYNE ENERGY OSAGE, LLC
LAYNE ENERGY PIPELINE, LLC
LAYNE ENERGY PRODUCTION, LLC
LAYNE ENERGY RESOURCES, INC.
LAYNE ENERGY SYCAMORE, LLC,
LAYNE ENERGY SYCAMORE PIPELINE, LLC,
LAYNE WATER DEVELOPMENT AND STORAGE, LLC

By:	/s/ Jerry W. Fanska
Name: Jerry W. Fanska
Title: Vice President of each of the above entities

Signature Page to Consent

CHERRYVALE PIPELINE, LLC
REYNOLDS, INC.
INLINER TECHNOLOGIES, LLC
LINER PRODUCTS, LLC
REYNOLDS INLINER, LLC
REYNOLDS TRANSPORT CO.
COLLECTOR WELLS INTERNATIONAL, INC.
INTERNATIONAL WATER CONSULTANTS, INC.
INLINER AMERICAN, INC. (f/k/a American Water Services Underground Infrastructure, Inc.)
MAG CON, INC.
MEADORS CONSTRUCTION CO., INC.
W.L. HAILEY & COMPANY, INC.
BENCOR CORPORATION OF AMERICA-FOUNDATION SPECIALIST
REYNOLDS SOUTHWEST, INC.

By:	/s/ Jerry W. Fanska
Name: Jerry W. Fanska
Title: Vice President of each of the above entities

Signature Page to Consent